UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2011
Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)
(847) 482-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07. Submission of Matters to a Vote of Security Holders
     On May 10, 2011, Packaging Corporation of America held its Annual Meeting of Stockholders, at which the following proposals were voted upon:
(a)	Election of Directors. Each of the following directors was elected to serve through the 2012 Annual Meeting of Stockholders. Votes for, votes withheld, and broker non-votes, by nominee, were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul T. Stecko	85,421,207	673,982	6,143,718
Mark W. Kowlzan	85,780,842	314,347	6,143,718
Cheryl K. Beebe	84,089,552	2,005,637	6,143,718
Henry F. Frigon	85,659,881	435,308	6,143,718
Hasan Jameel	85,970,902	124,287	6,143,718
Samuel M. Mencoff	85,471,406	623,783	6,143,718
Roger B. Porter	85,164,685	930,504	6,143,718
Thomas S. Souleles	85,870,611	224,578	6,143,718
James D. Woodrum	85,865,060	230,129	6,143,718
(b)	The stockholders approved our executive compensation on a non-binding advisory basis. The voting results were as follows: 81,967,568 votes for; 1,597,433 votes against; 2,530,188 abstentions; and 6,143,718 broker non-votes.

(c)	The stockholders approved votes on executive compensation every year on a non-binding, advisory basis. The voting results were as follows: 78,209,304 votes for every year; 235,028 votes for every two years; 7,583,467 votes for every three years; 67,390 abstentions; and 6,143,718 broker non-votes.

(d)	The stockholders ratified the audit committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2011. The voting results were as follows: 91,500,941 votes for; 672,949 votes against; and 65,017 abstentions.
Item 7.01. Regulation FD Disclosure.
     The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On May 10, 2011, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.20 per share on its common stock. The quarterly dividend will be paid on July 15, 2011 to shareholders of record as of June 15, 2011. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(D)	Exhibits
99.1	Press Release dated May 11, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
	By:	/s/ KENT PFLEDERER
Vice President, General Counsel and Secretary
Date: May 13, 2011